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                                                                      EXHIBIT 21


                                 OWNERSHIP LIST
                                 AS OF 12/31/00

ENTITY NAME                                             OWNER                                                         %
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
Argo, L.L.C. (DE)                                       Argo I, L.L.C.                                             100
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Argo I, L.L.C. (DE)                                     Argo II, L.L.C.                                            100
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Argo II, L.L.C. (DE)                                    El Paso Energy Partners Company                              1.0101
                                                        El Paso Energy Partners, L.P.                               98.9899
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Crystal Properties & Trading, L.L.C. (DE)               Crystal Holding, L.L.C. (DE)                                100
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Petal Gas Storage, L.L.C.(DE)                           Crystal Holding, L.L.C. (DE)                               100
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First Reserve Gas, L.L.C. (DE)                          Crystal Holding, L.L.C. (DE))                              100
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Stingray Pipeline Company, L.L.C. (DE)                  Deepwater Holdings, L.L.C.                                 100
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U-T Offshore System (DE GP)                             Deepwater Holdings, L.L.C.                                 100
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West Cameron Dehydration Company, L.L.C. (DE)           Deepwater Holdings, L.L.C.                                 100
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Western Gulf Holdings, L.L.C. (DE)                      Deepwater Holdings, L.L.C.                                 100
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Delos Offshore Company, L.L.C. (DE)                     El Paso Energy Partners Company                              1.0101
                                                        El Paso Energy Partners, L.P.                               98.9899
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El Paso Energy Partners Deepwater, L.L.C. (DE)          El Paso Energy Partners Company                              1.0101
                                                        El Paso Energy Partners, L.P.                               98.9899
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El Paso Energy Partners Oil Transport, L.L.C. (DE)      El Paso Energy Partners Company                              1.0101
                                                        El Paso Energy Partners, L.P.                               98.9899
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El Paso Energy Partners, L.P.                           El Paso Energy Partners Company                              8.09
                                                        Sabine River Investors I, L.L.C.                             7.798
                                                        Publicly Traded                                             65.51
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Ewing Bank Gathering Company, L.L.C. (DE)               El Paso Energy Partners Company                              1.0101
                                                        El Paso Energy Partners, L.P.                               98.9899
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Flextrend Development Company, L.L.C. (DE)              El Paso Energy Partners Company                              1.0101
                                                        El Paso Energy Partners, L.P.,                              98.9899
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Green Canyon Pipe Line Company, L.P. (DE)               El Paso Energy Partners Company               (LP)           1.0101
                                                        El Paso Energy Partners, L.P.                   (LP)        97.9899
                                                        El Paso Energy Partners Oil Transport, L.L.C.   (GP)         1.00
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Deepwater Holdings, L.L.C. (DE)                         El Paso Energy Partners Deepwater, L.L.C.                   50
                                                        Unaffiliated Parties                                        50
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Argo II, L.L.C. (DE)                                    El Paso Energy Partners, L.P.                              100
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El Paso Energy Partners Finance Corporation (DE)        El Paso Energy Partners, L.P.                              100
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Manta Ray Gathering Company, L.L.C. (DE)                El Paso Energy Partners, L.P.                               98.9899
                                                        El Paso Energy Partners Company                              1.0101
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Tarpon Transmission Company (TX)                        El Paso Energy Partners, L.P.                              100
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VK Deepwater Gathering Company, L.L.C. (DE)             El Paso Energy Partners, L.P.                               98.9899
                                                        El Paso Energy Partners Company                              1.0101
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VK-Main Pass Gathering Company, L.L.C. (DE)             El Paso Energy Partners, L.P.                               98.9899
                                                        El Paso Energy Partners Company                              1.0101
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Crystal Holding, L.L.C. (DE)                            El Paso Energy Partners, L.P. (DE)                         100
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El Paso Energy Partners Operating Company, L.L.C. (DE)  El Paso Energy Partners, L.P.,                              98.9899
                                                        El Paso Energy Partners Company                              1.0101
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Moray Pipeline Company, L.L.C. (DE)                     El Paso Energy Partners, L.P.,                              98.9899
                                                        El Paso Energy Partners Company                              1.0101
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Poseidon Pipeline Company, L.L.C. (DE)                  El Paso Energy Partners, L.P.,                              98.9899
                                                        El Paso Energy Partners Company                              1.0101
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Sailfish Pipeline Company, L.L.C. (DE)                  El Paso Energy Partners, L.P.,                              98.9899
                                                        El Paso Energy Partners Company                              1.0101
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Hattiesburg Gas Storage Company (DE)                    First Reserve Gas, L.L.C. (DE)                              50
                                                        Hattiesburg Industrial Gas Sales, L.L.C. (DE)               50
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Hattiesburg Industrial Gas Sales, L.L.C. (DE)           First Reserve Gas, L.L.C. (DE)                             100
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Nemo Gathering Company, L.L.C. (DE)                     Moray Pipeline Company, L.L.C.                              33.9
                                                        Unaffiliated Parties                                        76.1
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Manta Ray Offshore Gathering Company, L.L.C. (DE)       Neptune Pipeline Company, L.L.C.                            99
                                                        Ocean Breeze Pipeline Company, L.L.C.                        1
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Poseidon Oil Pipeline Company, L.L.C. (DE)              Poseidon Pipeline Company, L.L.C.                           36
                                                        Unaffiliated parties                                        64
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Neptune Pipeline Company, L.L.C. (DE)                   Sailfish Pipeline Company, L.L.C.                           25.67
                                                        Unaffiliated parties                                        74.33
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
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
ENTITY NAME                                             OWNER                                                         %
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
Ocean Breeze Pipeline Company, L.L.C. (DE)              Sailfish Pipeline Company, L.L.C.                           25.67
                                                        Unaffiliated Parties                                        74.33
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Viosca Knoll Gathering Company (TX JV)                  VK Deepwater Gathering Company, L.L.C.                     100
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East Breaks Gathering Company, L.L.C. (DE)              Western Gulf Holdings, L.L.C.                              100
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High Island Offshore System, L.L.C. (DE)                Western Gulf Holdings, L.L.C.                              100
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